UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2018

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, on September 18, 2017, Rite Aid Corporation, a Delaware corporation (the “Company”) entered into the Amended and Restated Asset Purchase Agreement (the “Asset Purchase Agreement”) with Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA”), and Walgreen Co., an Illinois corporation and a wholly owned subsidiary of WBA (“Buyer”). Under the Asset Purchase Agreement, Buyer has purchased or will purchase a total of 1,932 stores, three distribution centers and related inventory from the Company (the “Disposal Group”) for an all-cash purchase price of $4.375 billion on a cash-free, debt-free basis (the “Sale”).  As of March 27, 2018, all 1,932 stores and related inventory have been transferred to Buyer.  The transfer of the three distribution centers and related inventory is expected to begin after September 1, 2018. The majority of closing conditions to the Sale have been satisfied, and the subsequent transfer of the Company’s distribution centers and related assets remain subject to minimal customary closing conditions applicable only to the distribution centers being transferred at such distribution center closing, as specified in the Asset Purchase Agreement.  As a result of the Sale, the Company will account for the Disposal Group as a discontinued operation.

The Company is filing this Current Report on Form 8-K to revise and recast its historical consolidated financial statements and certain other information included in its Annual Report on Form 10-K for the fiscal year ended March 4, 2017 (the “2017 Form 10-K”) to account for the Disposal Group as a discontinued operation.  The recasted financial results for the years ended March 4, 2017, February 27, 2016 and February 28, 2015 are consistent with the presentation of discontinued operations included in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 2, 2017, filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2018, and with rules of the SEC to reflect accounting changes, such as discontinued operations.

The information included in Exhibit 99.1 to this Current Report on Form 8-K is presented solely in connection with the reporting changes described above. Except as disclosed in Part I: Subsequent Event in Exhibit 99.1 to this Current Report, this Current Report does not reflect events occurring after the Company filed its 2017 Form 10-K, including the pending merger between the Company and Albertsons Companies, Inc., and does not modify or update the disclosures therein in any way, in each case other than to reflect the presentation of the Disposal Group as a discontinued operation as described above.  Therefore, Exhibit 99.1 to this Current Report on Form 8-K should be read in conjunction with our other filings made with the SEC, including, and subsequent to the date of, the 2017 Form 10-K.

The Company has revised the following portions of the 2017 Form 10-K to reflect the Disposal Group as a discontinued operation:

PART I

•           Item 6. Selected Financial Data — Continuing Operations

•           Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Continuing Operations

•           Item 8. Financial Statements and Supplementary Data

The revised portions of the 2017 Form 10-K described above are attached as Exhibit 99.1 hereto and incorporated herein by reference. All other information in the 2017 Form 10-K remains unchanged. References to the exhibits attached hereto to the 2017 Form 10-K or parts thereof refer to the 2017 Form 10-K, except to the extent portions of such 2017 Form 10-K have been recast in Exhibit 99.1 to this Current Report on Form 8-K, in which case they refer to the applicable revised portion in Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2017, and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
2.1

Amended and Restated Asset Purchase Agreement, dated September 18, 2017, among Rite Aid Corporation, Walgreens Boots Alliance, Inc. and Walgreen Co. (incorporated by reference to Exhibit 2.1 of Rite Aid Corporation’s Current Report on Form 8-K, filed with the SEC on September 19, 2017)

23.1	Consent of Independent Registered Public Accounting Firm
99.1

Retrospective revisions to the following portions of Rite Aid Corporation’s Annual Report on Form 10-K for the year ended March 4, 2017, as originally filed with the SEC on May 3, 2017: Item 6. Selected Financial Data- Continuing Operations; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Continuing Operations; and Item 8. Financial Statements and Supplementary Data. All portions are solely updated to reflect the retrospective revisions that have been made as a result of the Sale to present the Disposal Group as a discontinued operation.

Cautionary Statement Regarding Forward Looking Statements

Statements in this report that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing of the distribution center closing of the Sale; the ability of the Company and WBA to complete the distribution center closing and related transactions considering the various closing conditions applicable to the distribution centers and related assets being transferred at such distribution center closing; the outcome of legal and regulatory matters in connection with the Sale; the expected benefits of the transactions such as improved operations, growth potential, market profile and financial strength; the competitive ability and position of the Company following completion of the proposed transactions; the ability of the Company to implement new business strategies following the completion of the proposed transactions; the ability of the Company to repay its debt using the proceeds from the proposed transactions with WBA and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the inability to complete the remaining distribution center closing of the Sale and recognize the corresponding expected gain due to the failure to satisfy the minimal remaining conditions applicable only to the distribution centers being transferred at the distribution center closing and other risks related to obtaining the requisite consents to the remaining distribution center closing of the Sale; the risk that there may be a material adverse change of the Company, or the business of the Company may suffer as a result of uncertainty surrounding the Sale; risks related to the ability to realize the anticipated benefits of the proposed transactions with WBA; risks associated with the financing of the proposed transaction; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the effect of the pending Sale on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; risks related to diverting management’s or employees’ attention from ongoing business operations; the risk that the Company’s stock price may decline significantly if the distribution center closing is not completed; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the Sale; potential changes to our strategy in the event the remaining proposed transactions do not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects.  These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: April 5, 2018	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel